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                                                                       EXHIBIT A

                     REPORTING PERSONS AND RELATED PERSON
                     ------------------------------------


I.   Reporting Persons

     A. Name:                    Howard G. Barnett, Jr.
        Address:                 2407 E. Skelly Drive
                                 Tulsa, Oklahoma  74105
        Principal Occupation:    Chairman, President and
                                  Chief Executive Officer of T/SF
        Citizenship:             United States of America

     B. Name:                    Robert E. Craine, Jr.
        Address:                 2407 E. Skelly Drive
                                 Tulsa, Oklahoma  74105
        Principal Occupation:    Executive Vice President of T/SF
        Citizenship:             United States of America

     C. Name:                    J. Gary Mourton
        Address:                 2407 E. Skelly Drive
                                 Tulsa, Oklahoma  74105
        Principal Occupation:    Senior Vice President, Finance of T/SF
        Citizenship:             United States of America

     D. Name:                    Stuart P. Honeybone
        Address:                 2407 E. Skelly Drive
                                 Tulsa, Oklahoma  74105
        Principal Occupation:    Vice President of T/SF
        Citizenship:             United Kingdom

     E. Name:                    Billie T. Barnett
        Address:                 6742 S. Evanston
                                 Tulsa, Oklahoma  74136
        Principal Occupation:    Engaged in personal investments
        Citizenship:             United States of America

     F. Name:                    Howard G. Barnett, Sr.
        Address:                 2619 E. 37th Street
                                 Tulsa, Oklahoma  74105
        Principal Occupation:    Retired
        Citizenship:             United States of America

     G. Name:                    Florence Lloyd Jones Barnett
        Address:                 2619 E. 37th Street
                                 Tulsa, Oklahoma  74105
        Principal Occupation:    Retired
        Citizenship:             United States of America




                                      A-1
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     H. Name:                    Jenkin Lloyd Jones
        Address:                 6683 S. Jamestown Place
                                 Tulsa, Oklahoma  74136
        Principal Occupation:    Retired
        Citizenship:             United States of America

     I. Name:                    Jenkin Lloyd Jones Jr.
        Address:                 6447 S. Louisville Avenue
                                 Tulsa, Oklahoma  74136
        Principal Occupation:    Freelance writer
        Citizenship:             United States of America

     J. Name:                    David Lloyd Jones
        Address:                 5800 S. Lewis
                                 Tulsa, Oklahoma  74105
        Principal Occupation:    Owner/Manager of a bookstore
        Citizenship:             United States of America

     K. Name:                    Robert J. Swab
        Address:                 2407 E. Skelly Drive
                                 Tulsa, Oklahoma  74105
        Principal Occupation:    Engaged in personal investments
        Citizenship:             United States of America

     L. Name:                    Martin A. Vaughan
        Address:                 2405 E. Skelly Drive
                                 Tulsa, Oklahoma  74105

        Principal Occupation:    Chairman, President and Chief Executive Officer
                                 of Midwest Energy Corporation and Midwest
                                 Energy Companies, Inc. (both of which are oil
                                 and gas exploration companies)
        Citizenship:             United States of America

II.  Related Person

     Jenkin Lloyd Jones Jr. shares voting and dispositive power with respect to 109,329 shares of Common Stock with his wife Carol B. Jones. The following information is provided with respect to Mrs. Jones:

        Name:                    Carol B. Jones
        Address:                 6447 S. Louisville Avenue
                                 Tulsa, Oklahoma  74136
        Principal Occupation:    Engaged in personal investments
        Citizenship:             United States of America

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